Exhibit 10.8

                                    EXHIBIT A

                                     FORM OF

                      SERIES A     % SUBORDINATED DEBENTURE
                              DUE           , 2040

No.  1     CUSIP  NO.

THE INDEBTEDNESS EVIDENCED BY THIS SECURITY IS, TO THE EXTENT PROVIDED IN THE INDENTURE, SUBORDINATE AND SUBJECT IN RIGHT OF PAYMENT TO THE PRIOR PAYMENT IN FULL OF ALL SENIOR INDEBTEDNESS AND THIS SECURITY IS ISSUED SUBJECT TO THE PROVISIONS OF THE INDENTURE WITH RESPECT THERETO.

     SEMCO  ENERGY,  INC.  SERIES  A    %  SUBORDINATED  DEBENTURE  DUE
Principal  Amount:         $
Regular  Record  Date:     15th  calendar  day  prior to Interest Payment Date
Original  Issue  Date:                     ,  2000
Stated  Maturity:                          ,  2040
Interest  Payment  Dates:         ,               ,                ,
Interest  Rate:            %  per  annum     %  per  annum
Authorized  Denomination:  $25
Initial  Redemption  Date:                 ,  2005


     SEMCO Energy, Inc., a Michigan corporation (the "Corporation", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to, or registered assigns, the principal sum of ___________ DOLLARS ($) on the Stated Maturity shown above (or upon earlier redemption), and to pay interest thereon from the Original Issue Date shown above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on each Interest Payment Date as specified above, commencing on the Interest Payment Date next succeeding the Original Issue Date shown above and on the Stated Maturity (or upon earlier redemption) at the rate per annum shown above (the "Interest Rate") until the principal hereof is paid or made available for Payment and on any overdue principal and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date (other than an Interest Payment Date that is the Stated Maturity or on a Redemption Date) will, as provided in such Indenture, be paid to the Person in whose name this Series A ___% Subordinated Debenture (this "Security") is registered at the close of business on the Regular Record Date as specified above next preceding such Interest Payment Date; provided that any interest payable at Stated Maturity or on any Redemption Date will be paid to the Person to whom principal is payable. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series shall be listed and upon such notice as may be required by any such exchange, all as more fully provided in said Indenture.

     Payments of interest on this Security will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Security shall be computed and paid on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Security is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date the payment was originally payable. "Business Day" means a day other than (i) a Saturday or a Sunday, (ii) a day on which banks in New York, New York are authorized or obligated by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office or the principal corporate trust office of the Property Trustee is closed for business.

     The Corporation shall have the right at any time and from time to time during the term of this Security to extend the interest payment period of such Security for up to 20 consecutive quarters (each, an "Extension Period"), but not beyond the Stated Maturity of this Security, during which Extension Periods interest shall accrue on unpaid installments of interest at the Interest Rate, compounded quarterly, to the date of payment to the extent permitted by applicable law (such unpaid interest plus such interest thereon being called "Deferred Interest"); provided, however, that the Corporation shall have the right to make partial payments of interest on any Interest Payment Date during any Extension Period. Upon the termination of each Extension Period, which shall be on an Interest Payment Date, the Corporation shall pay all Deferred Interest on the next succeeding Interest Payment Date to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such Interest Payment Date; provided that any Deferred Interest payable at Stated Maturity or on any Redemption Date will be paid to the Person to whom principal is payable. Prior to the termination of any such Extension Period, the Corporation may further extend the interest payment period; provided that such Extension Period together with all such previous and further extensions thereof shall not exceed twenty (20) consecutive quarters. Upon the termination of any such Extension Period, and the payment of all accrued and unpaid interest (including any Additional Interest) then due, the Corporation may select a new Extension Period, subject to the above requirements. The Corporation shall not
(i) declare or pay any dividend or distribution on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock, and
(ii) make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities (including guarantees other than the Guarantee) issued by the Corporation that rank pari passu with or junior to this Security if the Corporation shall have given notice of its election to extend an interest payment period for this Security and such extension shall be continuing or if at such time an Event of Default with respect to the series of which this Security is a part shall have occurred and be continuing. The preceding sentence, however, shall not restrict (A) any of the actions described in the preceding sentence resulting from any reclassification of the Corporation's capital stock or the exchange or conversion of one class or series of the Corporation's capital stock for another class or series of the Corporation's capital stock, (B) repurchases, redemptions or other acquisitions of shares of the Corporation's capital stock in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers or directors or a stock purchase and dividend reinvestment plan, (C) dividends or distributions on capital stock of the Corporation, or (D) the purchase of fractional interests in shares of the Corporation's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged. The Corporation shall give the Holder of this Security and the Trustee notice of its selection or extension of an Extension Period at least one Business Day prior to the earlier of (i) the Regular Record Date relating to the Interest Payment Date on which the Extension Period is to commence or relating to the Interest Payment Date on which an Extension Period that is being extended would otherwise terminate or (ii) the date the Corporation or the Securities Trust is required to give notice to the New York Stock Exchange or other applicable self-regulatory organization of the record date or the date such distributions are payable.

     The Corporation also shall be obligated to pay when due and without extension all additional amounts as may be required so that the net amount received and retained by the Holder of this Security (if the Holder is the Securities Trust) after paying taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the United States or any other taxing authority will not be less than the amounts such Holder would have received had no such taxes, duties, assessments, or other governmental charges been imposed.

     Payment of the principal of and interest (including Additional Interest, if any) due at the Stated Maturity or earlier redemption of this Security shall be made upon surrender of this Security, at the office of the Paying Agent, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of interest (including interest on an Interest Payment Date) will be made, subject to such surrender where applicable, at the option of the Corporation, (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least thirty (30) days prior to the date for payment by the Person entitled thereto.

     The indebtedness evidenced by this Security is, to the extent and in the manner set forth in the Indenture, subordinate in right of payment to the prior payment in full of all Senior Indebtedness (as defined in the Indenture), and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided, and (c) appoints the Trustee his attorney-in-fact for any and all such purposes. Each Holder hereof, by his acceptance hereof, waives all notice of the acceptance of the Subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness whether now outstanding or hereafter incurred and waives reliance by each such holder upon said provisions.

     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES
HAVE  THE  SAME  EFFECT  AS  IF  SET  FORTH  AT  THIS  PLACE.

     Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed under its corporate seal.

Dated:

          SEMCO  ENERGY,  INC.,

     By:  _____________________________

     Its:  ______________________________


Attest:  _______________________________


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

     Bank  One  Trust  Company,
     National  Association

     By:  _____________________________
                    Authorized  Officer

                           (Reverse Side of Security)

     This Security is one of a duly authorized issue of Securities of the Corporation (the "Securities"), issued and issuable in one or more series under
a  Subordinated  Indenture, dated as of           ,       , as supplemented (the
"Indenture"), between the Corporation and Bank One Trust Company, National Association, as Trustee (the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Corporation, the Trustee and the Holders of the Securities issued thereunder and of the terms upon which said Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof as Series A % Subordinated Debentures due ___________ (the "Series A Debentures") in the
aggregate principal amount of up to $        . Capitalized terms used herein for
which no definition is provided, herein shall have the meanings set forth in the Indenture.

     The Corporation shall have the right, subject to the terms and conditions of the Indenture, to redeem this Security at any time on or after at the option of the Corporation, without premium or penalty; in whole or in part, at a Redemption Price equal to % of the principal amount to be redeemed plus accrued but unpaid interest (including any Additional Interest) to the Redemption Date. Upon the occurrence of a Special Event (as defined below), the Corporation may, within 90 days following the occurrence thereof and subject to the terms and conditions of the Indenture, redeem this Security without premium or penalty, in whole, at a Redemption Price equal to % of the principal amount thereof plus accrued but unpaid interest (including any Additional Interest) to the Redemption Date. A Special Event may be a Tax Event or an Investment Company Act Event. "Tax Event" means that the Administrative Trustees and the Corporation shall have received an opinion of Counsel experienced in such matters to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein or (b) any amendment to, or change in, an interpretation or application of such laws or regulations, there is more than an insubstantial risk that (i) the Securities Trust would be subject to United States federal income tax with respect to income accrued or receives on the Series A Debentures, (ii) interest payable on the Series A Debentures would not be deductible by the Corporation for United States federal income tax purposes, or (iii) the Securities Trust would be subject to more than a de minimis amount of other taxes, duties or other governmental charges, which change or amendment becomes effective on or after the Original Issue Date. "Investment Company Act Event" means that the Administrative Trustees and the Corporation shall have received an opinion of Counsel experienced in such matters to the effect that, as a result of the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, there is more than an insubstantial risk that the Securities Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act of 1940, as amended, which change becomes effective on or after the Original Issue Date.

     In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof. The Securities of this series will not have a sinking fund.

     If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders of the Securities of all series affected under the Indenture at any time by the Corporation and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series with respect to which a default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of the Securities of all such series, to waive, with certain exceptions, such default under the Indenture and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Securities of each series at the time outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Corporation with certain provisions of the Indenture affecting such series. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Corporation for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar and duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and of like tenor an for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable In connection therewith.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with resect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than a majority in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and of offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any interest hereon on or after the respective due dates expressed herein.

     The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Securities of this series upon compliance with certain conditions set forth in the Indenture.

     Prior to due presentment of this Security for registration of transfer the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Securities of this series are issuable only in registered form without coupons in denominations of $25 and any integral multiple thereof. As provided in the Indenture and subject to the limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same upon surrender of the Security or Securities to be exchanged at the office or agency of the Corporation.

     This Security shall be governed by, and construed in accordance with, the internal laws of the State of New York.

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN  COM  -    As  tenants  in  common             UNI GIFT MIN ACT -

TEN  ENT  -    As tenants by the entireties        Custodian             (Cust)
                                                                         ------
                                                                         (Minor)
JT  TEN  -     As joint tenants with rights of     Under Uniform Gifts
               survivorship and not as tenants in  To Minors Act         (State)
               common

     Additional  abbreviations  may  also be used though not on the above list.

     FOR VALUE RECEIVED, the undersigned hereby sell(s) and transfer(s) unto (please insert Social Security or other identifying number of assignee).

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PLEASE  PRINT  OR  TYPEWRITE  NAME  AND  ADDRESS,  INCLUDING  POSTAL ZIP CODE OF
ASSIGNEE

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the  within  Security and all rights thereunder, hereby irrevocably constituting and  appointing

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agent to transfer said Security on the books of the Corporation, with full power of  substitution  in  the  premises.


Dated:  ____________________________


__________________________________________
NOTICE:  The  signature  to this assignment                      must correspond
with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatever.